                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



     Date of Report (date of earliest event reported): June 1, 1995




                           XEROX CORPORATION
         (Exact name of registrant as specified in its charter)



         New York              1-4471                16-0468020
         (State or other       (Commission File      (IRS Employer
         jurisdiction of       Number)               Identification
         incorporation)                              No.)


                         800 Long Ridge Road
                            P. O. Box 1600
                   Stamford, Connecticut  06904-1600
           (Address of principal executive offices)(Zip Code)


    Registrant's telephone number, including area code: (203) 968-3000


                   This document consists of 2 pages.

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Item 5.   Other Events

On June 1, 1995, the previously disclosed proposed sale of Xerox Financial Services Life Insurance Company and related companies by Xerox Financial Services, Inc., a wholly-owned subsidiary of Registrant, to a wholly-owned subsidiary of General American Life Insurance Company was completed . Reference is hereby made to the description of the transaction set forth in the Management's Discussion and Analysis of Results of Operations and Financial Condition under the heading "Discontinued Operations" contained in Registrant's Form 10-Q for the quarter ended March 31, 1995.

The sale is part of Registrant's strategy to exit the financial services business, which was announced in January, 1993.


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                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.


                                           XEROX CORPORATION


                                           MARTIN S. WAGNER
                                           Assistant Secretary

Dated:  June 2, 1995

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